Exhibit 10.47

Designs Registry                                                                                     The Government of the Hong Kong

Intellectual Property Department                                                    Special Administrative Region

CERTIFICATE OF REGISTRATION OF DESIGN

Registered Designs Ordinance (Chapter 522)

I hereby certify that the design with the following particulars has been entered in the register today:

[11] Registration No.:                                                                           0902157.3

[15] Date of Registration:                                                                16.12.2009

[51] Locarno Classification No.:                                                                           C1.21-01

[54] Articles(s)

        Toy Bricks

[55] Representation of the Design

        See attached representation(s)

[57] Statement of Novelty

The features of the design for which novelty is claimed are the shape or configuration of the article as shown in the representations

[73] Name and Address of Registered Owner

        Wei Lin

        1 Yuting Rd., Zhulingting, Fengxiang Street, Chenghai District, Shantou City, Guangdong Province,      China.